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                           RESERVE TAX-EXEMPT TRUST:
   INTERSTATE TAX-EXEMPT FUND, INTERSTATE TAX-EXEMPT FUND II, CALIFORNIA TAX-
       EXEMPT FUND, CONNECTICUT TAX-EXEMPT FUND, FLORIDA TAX-EXEMPT FUND, MASSACHUSETTS TAX-EXEMPT FUND, MICHIGAN TAX-EXEMPT FUND, NEW JERSEY TAX-
   EXEMPT FUND, OHIO TAX-EXEMPT FUND, PENNSYLVANIA TAX-EXEMPT FUND, VIRGINIA
                               TAX-EXEMPT FUND

                      RESERVE NEW YORK TAX-EXEMPT TRUST:
                           NEW YORK TAX-EXEMPT FUND


                   Supplement Dated, June 10, 2004, to the
            Statement of Additional Information Dated August 8, 2003


The third paragraph in the section "How to Buy and Sell Shares - How to Purchase" which appears on page 24 of the Statement of Additional Information is amended as follows:

The sentences "Purchase and redemption orders are not accepted on days the NYSE is closed, except Good Friday when the Primary, U.S. Government and U.S. Treasury Funds are open. Purchase and redemption orders are not accepted on Columbus Day and Veterans Day, when banks are closed." are deleted and replaced by the following:

     Generally, the NAV is not calculated, and purchase orders are not accepted, on Columbus Day, Veterans Day and days the NYSE is closed, except Good Friday when the Primary, U.S. Government and U.S. Treasury Funds are open. However, the NAV may be calculated and purchase orders accepted on such days if RMCI determines it is in the shareholders' interest to do so.